UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2014

Item 1.  Report to Stockholders.

[Calvert Large Cap Value Fund Semi-Annual Report to Shareholders]

[Calvert Equity Income Fund Semi-Annual Report to Shareholders]

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After a “risk-on” year in 2013, the first quarter of 2014 proved to be a more challenging environment for equities. Concerns about economic growth in emerging markets, geopolitical turmoil in the Ukraine, and somewhat softer macroeconomic data in the United States injected more risk aversion into the markets. At the same time, profit-taking and tempered expectations for a repeat performance of stellar 2013 returns likely drove down investor risk tolerance in the first quarter.

Despite investors taking a more cautious approach toward equities at the start of 2014, the exceptionally strong performance of the equity markets, particularly U.S. equities, in the fourth quarter of 2013 allowed all major global equity indices to finish the six-month reporting period in positive territory. For the six months ended March 31, 2014, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 12.51%, 12.48%, 9.94%, 6.56%, and 1.49%, respectively.

From an investment-style perspective, small-cap stocks underperformed their large-cap counterparts, while value stocks outperformed growth stocks. The rotation from expensive growth stocks to more bargain-priced value stocks, if it continues, could suggest a more favorable outlook for

A Look at the Environmental, Social, and Governance Analytical Framework

In recent years, U.S. consumers, investors, and companies themselves have become increasingly aware of how environmental, social, and governance (ESG) matters impact the corporate bottom line, the economy, and quality of life. At Calvert, we continue to look for ways to add value to many of our equity portfolios by integrating critical ESG factors into our research process on a company-by-company basis. We work extensively with our in-house sustainability research department to develop quantitative ESG methods and measures, compiled from multiple externally- and internally-generated data sources. We use these inputs in conjunction with fundamental research on company valuations and investment theses.

This integrated approach has yielded multiple opportunities to add value to the investment process, either by identifying long-term investment potential or by uncovering hidden risks. Calvert also continues to advocate for improved corporate policies in the areas of climate change, financial market reform, corporate governance, revenue transparency, and sustainability reporting, among others. Taken together, these efforts are helping to enhance the market’s focus on and understanding of relevant ESG issues.

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CALVERT LARGE CAP
VALUE FUND
MARCH 31, 2014

TEN LARGEST STOCK	% OF NET
HOLDINGS	ASSETS
General Electric Co.	3.3%
Capital One Financial Corp.	3.2%
Occidental Petroleum Corp.	3.1%
Marathon Oil Corp.	3.1%
Devon Energy Corp.	3.1%
Pfizer, Inc.	2.9%
CVS Caremark Corp.	2.9%
Bank of America Corp.	2.7%
Time Warner, Inc.	2.7%
AT&T, Inc.	2.6%
Total	29.6%

CALVERT LARGE CAP
VALUE FUND
MARCH 31, 2014

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/14	3/31/14
Class A	13.02%	21.20%
Class C	12.40%	19.86%
Class Y	13.18%	21.51%

Russell 1000
Value Index	13.33%	21.57%

Lipper Large-
Cap Value Funds
Average	12.26%	21.83%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	9.1%
Consumer Staples	6.2%
Energy	14.1%
Financials	23.8%
Health Care	12.6%
Industrials	9.5%
Information Technology	10.0%
Materials	4.5%
Short-Term Investments	3.6%
Telecommunication Services	5.1%
Utilities	1.5%
Total	100%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

higher-quality stocks. Looking at sector performance, Health Care, Information Technology, and Materials were the top-performing sectors within the Russell 1000 Index, while the Telecommunications, Consumer Discretionary, and Consumer Staples sectors lagged.

U.S. Economic Recovery Moves Forward, Despite Fed Tapering Talk

Positive fourth-quarter results in the equity markets were driven by several factors, centering on continued U.S. economic recovery and growing investor confidence, thus creating an environment conducive to earnings expansion. These factors explain, in part, why U.S. equities shone so strongly compared with foreign developed and emerging markets. Extreme weather likely held back economic growth in much of the U.S. during the period, but markets found support as investors gained comfort in the view that weaker economic data was more a by-product of inclement weather, rather than reflecting a broader economic slowdown.

The Fed’s decision to begin tapering its quantitative easing (QE) programs in January divided analysts on whether rising interest rates would dampen the economic recovery

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CALVERT LARGE CAP
VALUE FUND
MARCH 31, 2014

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES*	(WITH MAX. LOAD)
One year	15.44%
Five year	18.52%
Ten year	6.09%

CLASS C SHARES	(WITH MAX. LOAD)
One year	18.86%
Five year	18.39%
Since inception
(12/12/2008)	14.81%

CLASS Y SHARES*
One year	21.51%
Five year	19.97%
Ten year	6.86%

* Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. The performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund. The performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund since its inception 12/29/99.

and create downward pressure on stocks, or whether they would instill confidence that the Fed is being responsible and attract more investors. On the whole, the resiliency and low volatility of interest rates in the wake of Fed tapering was a positive sign, indicating that—at least for a while—tapering need not produce the kind of jump in interest rates many analysts had feared.

Consumers Play a Key Role in Recovery

Although market analysts have focused largely on what is happening at the Federal Reserve, we believe an important driver of economic activity in the United States, and of Fed policy by extension, is the continued improvement in the health of the consumer balance sheet. This gives consumers better access to consumer loans and mortgages, supporting the continued recovery of the housing and automotive industries, among others. At the same time, initial jobless claims maintained their downward trend throughout the period. Continued improvements in the labor market should support consumer spending and the U.S. housing sector—keys to the success of the U.S. economic recovery.

An Anemic Europe and Sluggish China Worry Investors

A global backdrop of lower-than-target inflation persisted throughout the period, despite continued aggressive easing actions by the world’s largest central banks. There are several drivers contributing to low inflation we believe are likely to persist in the near-term. For example, anemic economic activity in Europe continued to highlight the threat of deflation, as inflation in the eurozone dipped below 1% during the period. While European Central Bank (ECB) President Mario Draghi indicated a willingness to intervene if further downside risks to price stability materialize, there appear to be few catalysts capable of driving an increase in demand-side inflation since the euro area’s economic recovery has remained tepid.

Worries about a hard landing in China returned to the forefront of investor concerns as the China HSBC Manufacturing PMI (Purchasing Managers’ Index) steadily declined

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.74%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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throughout the period into contraction territory. Meanwhile, political upheaval in the Ukraine, which culminated with Russian forces occupying the Crimea region, injected further risk aversion into investor sentiment. The situation continued to negatively impact emerging-market stocks and currencies, which were already under pressure due to the prospect of slower GDP growth in emerging markets. We expect the Ukraine situation to be a continued source of headline market risk in the near-term, until a final diplomatic solution is reached.

Outlook

The contrast in economic conditions between the United States and both Europe and China (and other emerging markets) should continue to draw more investment to the U.S. in the near-term. Fed tapering will most likely add to this effect in equities as well as other asset classes. We expect the dollar to continue strengthening slowly, which may provide another reason for foreign investors to favor U.S. securities over those in their domestic markets. This also supports our outlook for continued low inflation in the near-term.

The recovery may still feel “sluggish” because the current 6.7% unemployment rate—while down from a recession peak of 10%—is still running higher than in previous expansions. From the perspective of equity investors, however, higher unemployment is likely keep downward pressure on wages, which, in turn, could help strengthen profit margins.

We think the Fed will be particularly careful not to derail economic expansion, especially as long as inflation remains low, and will do so by carefully telegraphing its position and plans as they evolve. Moreover, the signal that the Fed is serious about normalizing interest rates should improve investor confidence about the condition of the economy and reassure those who have been worried about the inflationary risk of an eternal quantitative easing. However, sharp changes in interest-rate expectations remain a risk factor, as they can drive mortgage rates higher, negatively impacting housing activity and weakening this major component of the U.S. economic recovery.

We also believe the U.S. economy can still compensate for a dampened global growth outlook. And we expect economic growth to reaccelerate in the second-half of the year on the heels of continued improvement in the housing and labor markets. In addition, as consumer activity picks up in the spring and summer, there is potential for some lost consumer activity to be recovered later in the year. Overall, we believe these conditions continue to provide a favorable underpinning for the equities markets.

Calvert Investment Management, Inc.
May 2014

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As always, Calvert continues to work hard to ensure the companies in which we invest adhere to responsible environmental, social, and governance (ESG) practices and we seek to directly influence corporate behavior through company dialogue, shareholder advocacy, and enhanced engagement efforts. Below are some highlights from the reporting period.

Shareholder Advocacy

Calvert filed more than 26 shareholder proposals on a variety of issues, including board diversity, reduction of greenhouse gas emissions, disclosure of country-level sourcing and human rights risk assessment processes for apparel companies, and sustainability reporting.

Enhanced Engagement

Calvert commenced engagement with two new companies on behalf of the SAGE™ (Sustainability Achieved through Greater Engagement) funds—E.I. du Pont de Nemours and Company (“DuPont”) and Occidental Petroleum—by sending them letters and creating company profiles that laid out Calvert’s high-level assessment of their sustainability strengths, weaknesses, and Calvert’s advocacy objectives with each company. Historically associated with material environmental pollution and governance controversies, DuPont is currently transforming its business platform from a predominately chemicals business model to a bio-based food, energy, and environmental solutions business model by integrating sustainability into its various business activities. Calvert’s engagement with the company includes issues related to addressing legacy environmental remediation and public health costs, phasing-out specific chemicals, and strengthening its stakeholder engagement process. We will also engage the company in determining its 2020 sustainability goals and making significant reductions to its air and water pollution.

Occidental Petroleum’s sustainability challenges include the combination of a high-profile lawsuit regarding the impact of its operations in Peru on the environment and on communities of Indigenous Peoples. The company’s policies currently fail to reference the United Nations Declaration of the Rights of Indigenous Peoples or the International Labor Organization Standard 169. Furthermore, the company has a lack of programs and quantitative targets to reduce greenhouse gas emissions. Calvert’s proactive engagement will address these and other issues.

As of March 31, 2014, DuPont represented the following percentages of Fund net assets: 2.00% of Calvert Large Cap Value Fund and 1.50% of Calvert Equity Income Fund; Occidental Petroleum represented 3.16% of Calvert Large Cap Value Fund and 2.06% of Calvert Equity Income Fund. Calvert may or may not still invest in, and is not recommending any action on, companies listed. For the most recently available information on individual holdings in each Calvert fund, visit www.calvert.com.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 to March 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/13	3/31/14	10/1/13 - 3/31/14
CLASS A
Actual	$1,000.00	$1,130.22	$6.53
Hypothetical	$1,000.00	$1,018.80	$6.19
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,124.05	$12.44
Hypothetical	$1,000.00	$1,013.21	$11.80
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,131.78	$5.21
Hypothetical	$1,000.00	$1,020.04	$4.94
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2014

EQUITY SECURITIES - 95.9%	SHARES	VALUE
Banks - 10.3%
Bank of America Corp	188,592	$3,243,782
BB&T Corp	73,300	2,944,461
Citigroup, Inc.	64,400	3,065,440
The PNC Financial Services Group, Inc.	33,900	2,949,300
		12,202,983

Beverages - 1.4%
PepsiCo, Inc	19,700	1,644,950

Capital Markets - 4.3%
Goldman Sachs Group, Inc	13,313	2,181,335
Morgan Stanley	92,000	2,867,640
		5,048,975

Chemicals - 4.5%
Dow Chemical Co.	61,000	2,963,990
E. I. du Pont de Nemours & Co.	35,000	2,348,500
		5,312,490

Commercial Services & Supplies - 2.1%
Tyco International Ltd	59,425	2,519,620

Communications Equipment - 2.2%
Cisco Systems, Inc	117,000	2,621,970

Consumer Finance - 3.2%
Capital One Financial Corp.	48,700	3,757,692

Diversified Financial Services - 2.5%
Berkshire Hathaway, Inc., Class B*	23,400	2,924,298

Diversified Telecommunication Services - 5.1%
AT&T, Inc.	89,090	3,124,386
BCE, Inc	67,800	2,924,892
		6,049,278

Electric Utilities - 1.5%
FirstEnergy Corp	52,800	1,796,784

Electrical Equipment - 2.3%
Eaton Corp. plc	36,800	2,764,416

Food & Staples Retailing - 2.9%
CVS Caremark Corp	45,300	3,391,158

Food Products - 1.9%
Unilever NV, NY Shares	54,700	2,249,264

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Equipment & Supplies - 3.3%
Abbott Laboratories	40,000	$1,540,400
Covidien plc	32,125	2,366,329
		3,906,729

Health Care Providers & Services - 0.5%
Quest Diagnostics, Inc.	10,100	584,992

Industrial Conglomerates - 3.3%
General Electric Co	150,600	3,899,034

Insurance - 3.4%
American International Group, Inc.	35,000	1,750,350
MetLife, Inc.	44,000	2,323,200
		4,073,550

Internet Software & Services - 4.1%
eBay, Inc.*	49,100	2,712,284
Google, Inc.*	1,900	2,117,569
		4,829,853

IT Services - 1.9%
International Business Machines Corp.	11,800	2,271,382

Media - 6.9%
Comcast Corp	53,900	2,696,078
DIRECTV*	30,400	2,323,168
Time Warner, Inc.	48,907	3,195,094
		8,214,340

Multiline Retail - 2.1%
Target Corp.	40,400	2,444,604

Oil, Gas & Consumable Fuels - 14.1%
Devon Energy Corp.	54,300	3,634,299
Exxon Mobil Corp	12,200	1,191,696
Marathon Oil Corp	103,500	3,676,320
Occidental Petroleum Corp.	39,000	3,716,310
Phillips 66 Co.	22,627	1,743,637
Royal Dutch Shell plc (ADR)	36,500	2,666,690
		16,628,952

Pharmaceuticals - 8.7%
Merck & Co., Inc.	38,100	2,162,937
Pfizer, Inc	107,868	3,464,720
Sanofi SA (ADR)	36,700	1,918,676
Zoetis, Inc	95,630	2,767,532
		10,313,865

Road & Rail - 1.7%
Union Pacific Corp.	10,900	2,045,494

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - 1.7%
Microsoft Corp.	49,201	$2,016,749

Total Equity Securities (Cost $93,553,860)		113,513,422

	PRINCIPAL
TIME DEPOSIT - 3.6%	AMOUNT
State Street Bank Time Deposit, 0.083%, 4/1/14	$4,208,390	4,208,390

Total Time Deposit (Cost $4,208,390)		4,208,390

TOTAL INVESTMENTS (Cost $97,762,250) - 99.5%		117,721,812
Other assets and liabilities, net - 0.5%		650,911
NET ASSETS - 100%		$118,372,723

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 649,153 shares outstanding		$35,328,971
Class C: 59,012 shares outstanding		3,044,219
Class Y: 997,612 shares outstanding		58,969,760
Undistributed net investment income		266,515
Accumulated net realized gain (loss)		803,496
Net unrealized appreciation (depreciation) on investments and
assets and liabilities denominated in foreign currencies		19,959,762

NET ASSETS		$118,372,723

NET ASSET VALUE PER SHARE
Class A (based on net assets of $45,262,116)		$69.72
Class C (based on net assets of $4,104,991)		$69.56
Class Y (based on net assets of $69,005,616)		$69.17

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $25,873)	$1,148,179
Interest income	1,159
Total investment income	1,149,338

Expenses:
Investment advisory fee	356,323
Transfer agency fees and expenses	38,955
Distribution Plan expenses:
Class A	49,503
Class C	17,788
Trustees’ fees and expenses	80,085
Administrative fees	109,638
Accounting fees	7,228
Custodian fees	10,602
Registration fees	22,359
Reports to shareholders	4,868
Professional fees	36,855
Miscellaneous	10,784
Total expenses	744,988
Reimbursement from Advisor:
Class A	(68,834)
Class C	(4,090)
Class Y	(60,966)
Net expenses	611,098

NET INVESTMENT INCOME	538,240

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	9,799,931
Foreign currency transactions	(856)
9,799,075

Change in unrealized appreciation (depreciation) on:
Investments	3,007,799
Assets and liabilities denominated in foreign currencies	160
3,007,959

NET REALIZED AND UNREALIZED GAIN (LOSS)	12,807,034

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,345,274

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2014	2013
Operations:
Net investment income	$538,240	$1,136,997
Net realized gain (loss)	9,799,075	5,145,246
Change in unrealized appreciation (depreciation)	3,007,959	9,969,958

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,345,274	16,252,201

Distributions to shareholders from:
Net investment income:
Class A shares	(277,255)	(266,209)
Class C shares	(369)	(4,415)
Class Y shares	(808,214)	(1,038,234)
Total distributions	(1,085,838)	(1,308,858)

Capital share transactions:
Shares sold:
Class A shares	8,324,229	15,530,437
Class C shares	792,550	1,071,523
Class Y shares	2,722,324	9,240,084
Reinvestment of distributions:
Class A shares	245,356	247,079
Class C shares	311	3,875
Class Y shares	784,602	1,022,871
Redemption fees:
Class A shares	515	751
Class C shares	—	5
Class Y shares	460	4,160
Shares redeemed:
Class A shares	(2,663,151)	(5,425,313)
Class C shares	(239,695)	(176,637)
Class Y shares	(5,618,802)	(19,547,986)
Total capital share transactions	4,348,699	1,970,849

TOTAL INCRESASE (DECREASE) IN NET ASSETS	16,608,135	16,914,192

NET ASSETS
Beginning of period	101,764,588	84,850,396
End of period (including undistributed net investment
income of $266,515 and $814,113, respectively)	$118,372,723	$101,764,588

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2014	2013
Shares sold:
Class A shares	124,218	263,381
Class C shares	11,792	18,351
Class Y shares	40,956	156,895
Reinvestment of distributions:
Class A shares	3,618	4,756
Class C shares	5	74
Class Y shares	11,669	19,812
Shares redeemed:
Class A shares	(40,077)	(94,970)
Class C shares	(3,596)	(3,059)
Class Y shares	(85,735)	(350,937)
Total capital share activity	62,850	14,303

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Large Cap Value Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on

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the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2014, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2014:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$113,513,422	—	—	$113,513,422
Other debt obligations	—	$4,208,390	—	4,208,390
TOTAL	$113,513,422	$4,208,390	—	$117,721,812

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund ex-dividend date. Dividends from net investment income and distributions from net real-

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ized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTES B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $63,976 was payable at period end. In addition, $5,163 was payable at period end for operating expenses paid by the Advisor during March 2014.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense cap is 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At period end, $18,502 was receivable from the Advisor.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Classes A, C, and Y. Under the terms of the agreement, $19,685 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment

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Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $12,664 was payable at period end.

CID received $14,836 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2014.

Calvert Investment Services, Inc. (“CIS”) is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $6,446 for the six months ended March 31, 2014. Under the terms of the agreement, $1,125 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $43,180,529 and $40,175,257, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-18	($8,823,703)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration.

As of March 31, 2014, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$19,855,337
Unrealized (depreciation)	(63,425)
Net unrealized appreciation/(depreciation)	$19,791,912

Federal income tax cost of investments	$97,929,900

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings

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under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2014.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014	2013 (z)	2012
Net asset value, beginning	$62.11	$52.14	$41.36
Income from investment operations:
Net investment income	.25	.65	.76
Net realized and unrealized gain (loss)	7.83	9.99	10.69
Total from investment operations	8.08	10.64	11.45
Distributions from:
Net investment income	(.47)	(.67)	(.67)
Net realized gain	—	—	—
Total distributions	(.47)	(.67)	(.67)
Total increase (decrease) in net asset value	7.61	9.97	10.78
Net asset value, ending	$69.72	$62.11	$52.14

Total return*	13.02%	20.66%	27.92%
Ratios to average net assets: A
Net investment income	.87% (a)	1.14%	1.53%
Total expenses	1.58% (a)	1.74%	1.85%
Expenses before offsets	1.23% (a)	1.23%	1.23%
Net expenses	1.23% (a)	1.23%	1.23%
Portfolio turnover	38%	48%	37%
Net assets, ending (in thousands)	$45,262	$34,868	$20,242

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2011 (z)	2010 (z)	2009 (z)
Net asset value, beginning	$43.38	$41.51	$46.85
Income from investment operations:
Net investment income	.61	.53	.68
Net realized and unrealized gain (loss)	(2.20)	1.75	(5.08)
Total from investment operations	(1.59)	2.28	(4.40)
Distributions from:
Net investment income	(.43)	(.41)	(.93)
Net realized gain	—	—	(.01)
Total distributions	(.43)	(.41)	(.94)
Total increase (decrease) in net asset value	(2.02)	1.87	(5.34)
Net asset value, ending	$41.36	$43.38	$41.51

Total return*	(3.78%)	5.50%	(8.91%)
Ratios to average net assets: A
Net investment income	1.30%	1.23%	1.97%
Total expenses	1.84%	1.99%	2.18%
Expenses before offsets	1.23%	1.23%	1.23%
Net expenses	1.23%	1.23%	1.23%
Portfolio turnover	25%	30%	31%
Net assets, ending (in thousands)	$15,213	$10,502	$5,701

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014	2013 (z)	2012
Net asset value, beginning	$61.89	$51.99	$41.24
Income from investment operations:
Net investment income (loss)	(.07)	.01	.18
Net realized and unrealized gain (loss)	7.75	10.00	10.72
Total from investment operations	7.68	10.01	10.90
Distributions from:
Net investment income	(.01)	(.11)	(.15)
Net realized gain	—	—	—
Total distributions	(.01)	(.11)	(.15)
Total increase (decrease) in net asset value	7.67	9.90	10.75
Net asset value, ending	$69.56	$61.89	$51.99

Total return*	12.40%	19.30%	26.49%
Ratios to average net assets: A
Net investment income (loss)	(.25%) (a)	.02%	.39%
Total expenses	2.58% (a)	2.85%	3.22%
Expenses before offsets	2.35% (a)	2.35%	2.35%
Net expenses	2.35% (a)	2.35%	2.35%
Portfolio turnover	38%	48%	37%
Net assets, ending (in thousands)	$4,105	$3,145	$1,843

		PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2011 (z)	2010 (z)	2009 (z)#
Net asset value, beginning	$43.37	$41.61	$33.72
Income from investment operations:
Net investment income	.08	.06	.15
Net realized and unrealized gain (loss)	(2.18)	1.78	7.74
Total from investment operations	(2.10)	1.84	7.89
Distributions from:
Net investment income	(.03)	(.08)	**
Net realized gain	—	—	—
Total distributions	(.03)	(.08)	**
Total increase (decrease) in net asset value	(2.13)	1.76	7.89
Net asset value, ending	$41.24	$43.37	$41.61

Total return*	(4.85%)	4.41%	23.41%
Ratios to average net assets: A
Net investment income	.18%	.14%	.58% (a)
Total expenses	3.52%	5.09%	19.77% (a)
Expenses before offsets	2.35%	2.35%	2.35% (a)
Net expenses	2.35%	2.35%	2.35% (a)
Portfolio turnover	25%	30%	20%
Net assets, ending (in thousands)	$1,151	$650	$182

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014	2013 (z)	2012
Net asset value, beginning	$61.85	$52.09	$41.39
Income from investment operations:
Net investment income	.39	.79	.94
Net realized and unrealized gain (loss)	7.74	9.94	10.61
Total from investment operations	8.13	10.73	11.55
Distributions from:
Net investment income	(.81)	(.97)	(.85)
Net realized gain	—	—	—
Total distributions	(.81)	(.97)	(.85)
Total increase (decrease) in net asset value	7.32	9.76	10.70
Net asset value, ending	$69.17	$61.85	$52.09

Total return*	13.18%	20.96%	28.23%
Ratios to average net assets: A
Net investment income	1.12% (a)	1.39%	1.80%
Total expenses	1.16% (a)	1.24%	1.26%
Expenses before offsets	.98% (a)	.98%	.98%
Net expenses	.98% (a)	.98%	.98%
Portfolio turnover	38%	48%	37%
Net assets, ending (in thousands)	$69,006	$63,752	$62,766

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2011 (z)	2010 (z)	2009 (z)
Net asset value, beginning	$43.50	$41.85	$47.32
Income from investment operations:
Net investment income	.71	.65	.81
Net realized and unrealized gain (loss)	(2.18)	1.76	(5.18)
Total from investment operations	(1.47)	2.41	(4.37)
Distributions from:
Net investment income	(.64)	(.76)	(1.09)
Net realized gain	—	—	(.01)
Total distributions	(.64)	(.76)	(1.10)
Total increase (decrease) in net asset value	(2.11)	1.65	(5.47)
Net asset value, ending	$41.39	$43.50	$41.85

Total return*	(3.55%)	5.77%	(8.70%)
Ratios to average net assets: A
Net investment income	1.52%	1.52%	2.32%
Total expenses	1.20%	1.17%	1.27%
Expenses before offsets	.98%	.98%	.98%
Net expenses	.98%	.98%	.98%
Portfolio turnover	25%	30%	31%
Net assets, ending (in thousands)	$60,282	$73,263	$73,369

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From December 12, 2008 inception.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution was less than $.01 per share.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the

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increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert SAGE Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took

30 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one- and three-year periods ended June 30, 2013, and below the median of its peer group for the five-year period ended June 30, 2013. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2013, and underperformed its Lipper index for the three- and five-year periods ended June 30, 2013. Based upon its review, the Board concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based

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upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the overall performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
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Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

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Calvert Investments
c/o BFDS,
330 West 9th Street
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Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Calvert Equity Income Fund

Semi-Annual Report
March 31, 2014

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Calvert
INVESTMENTS

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After a “risk-on” year in 2013, the first quarter of 2014 proved to be a more challenging environment for equities. Concerns about economic growth in emerging markets, geopolitical turmoil in the Ukraine, and somewhat softer macroeconomic data in the United States injected more risk aversion into the markets. At the same time, profit-taking and tempered expectations for a repeat performance of stellar 2013 returns likely drove down investor risk tolerance in the first quarter.

Despite investors taking a more cautious approach toward equities at the start of 2014, the exceptionally strong performance of the equity markets, particularly U.S. equities, in the fourth quarter of 2013 allowed all major global equity indices to finish the six-month reporting period in positive territory. For the six months ended March 31, 2014, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 12.51%, 12.48%, 9.94%, 6.56%, and 1.49%, respectively.

From an investment-style perspective, small-cap stocks underperformed their large-cap counterparts, while value stocks outperformed growth stocks. The rotation from expensive growth stocks to more bargain-priced value stocks, if it continues, could suggest a more favorable outlook for higher-quality stocks. Looking at sector

A Look at the Environmental, Social, and Governance Analytical Framework

In recent years, U.S. consumers, investors, and companies themselves have become increasingly aware of how environmental, social, and governance (ESG) matters impact the corporate bottom line, the economy, and quality of life. At Calvert, we continue to look for ways to add value to many of our equity portfolios by integrating critical ESG factors into our research process on a company-by-company basis. We work extensively with our in-house sustainability research department to develop quantitative ESG methods and measures, compiled from multiple externally- and internally-generated data sources. We use these inputs in conjunction with fundamental research on company valuations and investment theses.

This integrated approach has yielded multiple opportunities to add value to the investment process, either by identifying long-term investment potential or by uncovering hidden risks. Calvert also continues to advocate for improved corporate policies in the areas of climate change, financial market reform, corporate governance, revenue transparency, and sustainability reporting, among others. Taken together, these efforts are helping to enhance the market’s focus on and understanding of relevant ESG issues.

4 www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT EQUITY
INCOME FUND
MARCH 31, 2014

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	9.0%
Consumer Staples	6.1%
Energy	15.3%
Financials	22.6%
Health Care	12.7%
Industrials	8.7%
Information Technology	7.7%
Materials	4.0%
Short-Term Investments	3.3%
Telecommunication Services	9.2%
Utilities	1.4%
Total	100%

CALVERT EQUITY
INCOME FUND
MARCH 31, 2014

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/14	3/31/14
Class A	12.60%	19.50%
Class C	12.05%	18.23%
Class Y	12.70%	19.80%

Russell 1000
Value Index	13.33%	21.57%

Lipper Equity
Income Funds
Average	10.68%	17.74%

TEN LARGEST	% OF NET
STOCK HOLDINGS	ASSETS
AT&T, Inc.	3.1%
Johnson & Johnson	3.1%
Royal Dutch Shell plc (ADR)	3.0%
General Electric Co.	3.0%
Pfizer, Inc.	2.7%
JPMorgan Chase & Co.	2.7%
Exxon Mobil Corp.	2.6%
Wells Fargo & Co.	2.5%
BCE, Inc.	2.5%
Dow Chemical Co.	2.5%
Total	27.7%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

performance, Health Care, Information Technology, and Materials were the top-performing sectors within the Russell 1000 Index, while the Telecommunications, Consumer Discretionary, and Consumer Staples sectors lagged.

U.S. Economic Recovery Moves Forward, Despite Fed Tapering Talk

Positive fourth-quarter results in the equity markets were driven by several factors, centering on continued U.S. economic recovery and growing investor confidence, thus creating an environment conducive to earnings expansion. These factors explain, in part, why U.S. equities shone so strongly compared with foreign developed and emerging markets. Extreme weather likely held back economic growth in much of the U.S. during the period, but markets found support as investors gained comfort in the view that weaker economic data was more a by-product of inclement weather, rather than reflecting a broader economic slowdown.

The Fed’s decision to begin tapering its quantitative easing (QE) programs in January divided analysts on whether rising interest rates would dampen the economic recovery

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

and create downward pressure on stocks, or whether they would instill confidence that the Fed is being responsible and attract more investors. On the whole, the resiliency and low volatility of interest rates in the wake of Fed tapering was a positive sign, indicating that—at least for a while—tapering need not produce the kind of jump in interest rates many analysts had feared.

Consumers Play a Key Role in Recovery

Although market analysts have focused largely on what is happening at the Federal Reserve, we believe an important driver of economic activity in the United States, and of Fed policy by extension, is the continued improvement in the health of the consumer balance sheet. This gives consumers better access to consumer loans and mortgages, supporting the continued recovery of the housing and automotive industries, among others. At the same time, initial jobless claims maintained their downward trend throughout the period.

Continued improvements in the labor market should support consumer spending and the U.S. housing sector—keys to the success of the U.S. economic recovery.

An Anemic Europe and Sluggish China Worry Investors

A global backdrop of lower-than-target inflation persisted throughout the period, despite continued aggressive easing actions by the world’s largest central banks. There are several drivers contributing to low inflation we believe are likely to persist in the near-term. For example, anemic economic activity in Europe continued to highlight the threat of deflation, as inflation in the eurozone dipped below 1% during the period. While European Central Bank (ECB) President Mario Draghi indicated a willingness to intervene if further downside risks to price stability materialize, there appear to be few catalysts capable of driving an increase in demand-side inflation since the euro area’s economic recovery has remained tepid.

Worries about a hard landing in China returned to the forefront of investor concerns as the China HSBC Manufacturing PMI (Purchasing Managers’ Index) steadily declined throughout the period into contraction territory. Meanwhile, political upheaval in the Ukraine, which culminated with Russian forces occupying the Crimea region, injected further risk aversion into investor sentiment. The situation continued to negatively impact emerging-market stocks and currencies, which were already under pressure due to the prospect of slower GDP growth in emerging markets. We expect the Ukraine situation to be a continued source of headline market risk in the near-term, until a final diplomatic solution is reached.

CALVERT EQUITY
INCOME FUND
MARCH 31, 2014

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	13.81%
Since inception
(10/31/2011)	16.39%

CLASS C SHARES	(WITH MAX. LOAD)
One year	17.23%
Since inception
(10/31/2011)	17.52%

CLASS Y SHARES
One year	19.80%
Since inception
(10/31/2011)	18.90%

6 www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.00%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

Outlook

The contrast in economic conditions between the United States and both Europe and China (and other emerging markets) should continue to draw more investment to the U.S. in the near-term. Fed tapering will most likely add to this effect in equities as well as other asset classes. We expect the dollar to continue strengthening slowly, which may provide another reason for foreign investors to favor U.S. securities over those in their domestic markets. This also supports our outlook for continued low inflation in the near-term.

The recovery may still feel “sluggish” because the current 6.7% unemployment rate—while down from a recession peak of 10%—is still running higher than in previous expansions. From the perspective of equity investors, however, higher unemployment is likely keep downward pressure on wages, which, in turn, could help strengthen profit margins.

We think the Fed will be particularly careful not to derail economic expansion, especially as long as inflation remains low, and will do so by carefully telegraphing its position and plans as they evolve. Moreover, the signal that the Fed is serious about normalizing interest rates should improve investor confidence about the condition of the economy and reassure those who have been worried about the inflationary risk of an eternal quantitative easing. However, sharp changes in interest-rate expectations remain a risk factor, as they can drive mortgage rates higher, negatively impacting housing activity and weakening this major component of the U.S. economic recovery.

We also believe the U.S. economy can still compensate for a dampened global growth outlook. And we expect economic growth to reaccelerate in the second-half of the year on the heels of continued improvement in the housing and labor markets. In addition, as consumer activity picks up in the spring and summer, there is potential for some lost consumer activity to be recovered later in the year. Overall, we believe these conditions continue to provide a favorable underpinning for the equities markets.

Calvert Investment Management, Inc.
May 2014

8 www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

As always, Calvert continues to work hard to ensure the companies in which we invest adhere to responsible environmental, social, and governance (ESG) practices and we seek to directly influence corporate behavior through company dialogue, shareholder advocacy, and enhanced engagement efforts. Below are some highlights from the reporting period.

Shareholder Advocacy

Calvert filed more than 26 shareholder proposals on a variety of issues, including board diversity, reduction of greenhouse gas emissions, disclosure of country-level sourcing and human rights risk assessment processes for apparel companies, and sustainability reporting.

Enhanced Engagement

Calvert commenced engagement with two new companies on behalf of the SAGE™ (Sustainability Achieved through Greater Engagement) funds—E.I. du Pont de Nemours and Company (“DuPont”) and Occidental Petroleum—by sending them letters and creating company profiles that laid out Calvert’s high-level assessment of their sustainability strengths, weaknesses, and Calvert’s advocacy objectives with each company. Historically associated with material environmental pollution and governance controversies, DuPont is currently transforming its business platform from a predominately chemicals business model to a bio-based food, energy, and environmental solutions business model by integrating sustainability into its various business activities. Calvert’s engagement with the company includes issues related to addressing legacy environmental remediation and public health costs, phasing-out specific chemicals, and strengthening its stakeholder engagement process. We will also engage the company in determining its 2020 sustainability goals and making significant reductions to its air and water pollution.

Occidental Petroleum’s sustainability challenges include the combination of a high-profile lawsuit regarding the impact of its operations in Peru on the environment and on communities of Indigenous Peoples. The company’s policies currently fail to reference the United Nations Declaration of the Rights of Indigenous Peoples or the International Labor Organization Standard 169. Furthermore, the company has a lack of programs and quantitative targets to reduce greenhouse gas emissions. Calvert’s proactive engagement will address these and other issues.

As of March 31, 2014, DuPont represented the following percentages of Fund net assets: 2.00% of Calvert Large Cap Value Fund and 1.50% of Calvert Equity Income Fund; Occidental Petroleum represented 3.16% of Calvert Large Cap Value Fund and 2.06% of Calvert Equity Income Fund. Calvert may or may not still invest in, and is not recommending any action on, companies listed. For the most recently available information on individual holdings in each Calvert fund, visit www.calvert.com.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 to March 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/13	3/31/14	10/1/13 - 3/31/14
CLASS A
Actual	$1,000.00	$1,126.03	$6.52
Hypothetical	$1,000.00	$1,018.80	$6.19
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,120.47	$12.42
Hypothetical	$1,000.00	$1,013.21	$11.80
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,127.01	$5.20
Hypothetical	$1,000.00	$1,020.04	$4.94
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2014

EQUITY SECURITIES - 96.5%	SHARES	VALUE
Automobiles - 1.5%
General Motors Co.	11,300	$388,946

Banks - 13.9%
Bank of America Corp., Preferred	410	469,126
BB&T Corp	10,100	405,717
JPMorgan Chase & Co.	11,600	704,236
The PNC Financial Services Group, Inc	4,700	408,900
US Bancorp	12,400	531,464
Wells Fargo & Co.:
Common	13,500	671,490
Preferred	410	480,930
		3,671,863

Beverages - 1.5%
PepsiCo, Inc	4,800	400,800

Capital Markets - 3.0%
Goldman Sachs Group, Inc.	3,300	540,705
Morgan Stanley Capital Trust VIII, Preferred	10,400	260,624
		801,329

Chemicals - 4.0%
Dow Chemical Co.	13,600	660,824
E. I. du Pont de Nemours & Co	5,900	395,890
		1,056,714

Commercial Services & Supplies - 2.0%
Waste Management, Inc	12,800	538,496

Communications Equipment - 1.5%
Cisco Systems, Inc	18,000	403,380

Consumer Finance - 2.5%
Capital One Financial Corp.	3,400	262,344
Discover Financial Services, Preferred	15,900	390,027
		652,371

Diversified Telecommunication Services - 7.7%
AT&T, Inc.	23,600	827,652
BCE, Inc	15,500	668,670
Verizon Communications, Inc	11,200	532,784
		2,029,106

Electric Utilities - 1.4%
Edison International	6,600	373,626

Electrical Equipment - 1.5%
Eaton Corp. plc	5,300	398,136

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - 3.6%
ConAgra Foods, Inc.	12,800	$397,184
Unilever NV, NY Shares	13,500	555,120
		952,304

Health Care Providers & Services - 0.5%
Quest Diagnostics, Inc.	2,200	127,424

Hotels, Restaurants & Leisure - 2.0%
McDonald’s Corp	5,500	539,165

Household Products - 1.0%
Kimberly-Clark Corp.	2,400	264,600

Industrial Conglomerates - 3.0%
General Electric Co.	30,600	792,234

Insurance - 3.2%
MetLife, Inc.:
Common	12,500	660,000
Preferred	7,500	188,625
		848,625

Media - 3.3%
Comcast Corp	6,600	330,132
Time Warner, Inc.	8,200	535,706
		865,838

Multiline Retail - 2.3%
Target Corp	9,900	599,049

Oil, Gas & Consumable Fuels - 15.2%
ConocoPhillips	7,800	548,730
Exxon Mobil Corp.	7,000	683,760
Marathon Oil Corp	17,800	632,256
Occidental Petroleum Corp	5,700	543,153
Phillips 66 Co.	3,400	262,004
Royal Dutch Shell plc (ADR)	10,900	796,354
Statoil ASA (ADR)	20,200	570,044
		4,036,301

Pharmaceuticals - 12.1%
GlaxoSmithKline plc (ADR)	12,200	651,846
Johnson & Johnson	8,400	825,132
Merck & Co., Inc	9,700	550,669
Pfizer, Inc.	22,533	723,760
Sanofi SA (ADR)	8,900	465,292
		3,216,699

Road & Rail - 2.1%
Norfolk Southern Corp	5,800	563,586

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - 2.1%
Microsoft Corp.	13,400	$549,266

Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	1,200	644,088
Seagate Technology plc	7,700	432,432
		1,076,520

Wireless Telecommunication Services - 1.5%
Rogers Communications, Inc., Class B	9,600	397,824

Total Equity Securities (Cost $22,983,993)		25,544,202

	PRINCIPAL
TIME DEPOSIT - 3.2%	AMOUNT
State Street Bank Time Deposit, 0.083%, 4/1/14	$866,914	866,914

Total Time Deposit (Cost $866,914)		866,914

TOTAL INVESTMENTS (Cost $23,850,907) - 99.7%		26,411,116
Other assets and liabilities, net - 0.3%		72,617
NET ASSETS - 100%		$26,483,733

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,035,577 shares outstanding		$18,520,270
Class C: 155,166 shares outstanding		2,871,550
Class Y: 87,110 shares outstanding		1,630,253
Undistributed net investment income		2,470
Accumulated net realized gain (loss)		898,913
Net unrealized appreciation (depreciation) on investments
and assets and liabilities denominated in foreign currencies		2,560,277

NET ASSETS		$26,483,733

NET ASSET VALUE PER SHARE
Class A (based on net assets of $21,450,910)		$20.71
Class C (based on net assets of $3,214,409)		$20.72
Class Y (based on net assets of $1,818,414)		$20.87

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $5,896)	$360,794
Interest income	289
Total investment income	361,083

Expenses:
Investment advisory fee	63,372
Administrative fees	22,242
Transfer agency fees and expenses	12,509
Distribution Plan expenses:
Class A	22,323
Class C	13,378
Trustees’ fees and expenses	8,064
Custodian fees	11,211
Registration fees	20,162
Reports to shareholders	4,945
Professional fees	12,645
Accounting fees	697
Miscellaneous	4,614
Total expenses	196,162
Reimbursement from Advisor:
Class A	(31,418)
Class C	(5,339)
Class Y	(9,767)
Net expenses	149,638

NET INVESTMENT INCOME	211,445

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,150,810
Foreign currency transactions	(153)
1,150,657

Change in unrealized appreciation (depreciation) on:
Investments	1,237,610
Assets and liabilities denominated in foreign currencies	56
1,237,666

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,388,323

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,599,768

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2014	2013
Operations:
Net investment income	$211,445	$175,244
Net realized gain (loss)	1,150,657	663,467
Change in unrealized appreciation (depreciation)	1,237,666	833,810

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,599,768	1,672,521

Distributions to shareholders from:
Net investment income:
Class A shares	(179,837)	(156,828)
Class C shares	(12,034)	(5,566)
Class Y shares	(19,194)	(13,265)
Net realized gain:
Class A shares	(708,042)	(57,775)
Class C shares	(111,061)	(4,128)
Class Y shares	(70,316)	(1,300)
Total distributions	(1,100,484)	(238,862)

Capital share transactions:
Shares sold:
Class A shares	5,904,310	7,761,973
Class C shares	948,820	1,740,411
Class Y shares	2,458,524	1,541,945
Reinvestment of distributions:
Class A shares	817,688	199,574
Class C shares	115,523	8,338
Class Y shares	89,510	12,643
Redemption fees:
Class A shares	133	9
Class C shares	1	103
Shares redeemed:
Class A shares	(916,983)	(735,218)
Class C shares	(187,101)	(102,384)
Class Y shares	(2,393,531)	(174,859)
Total capital share transactions	6,836,894	10,252,535

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,336,178	11,686,194

NET ASSETS
Beginning of period	18,147,555	6,461,361
End of period (including undistributed net investment income
of $2,470 and $2,090, respectively)	$26,483,733	$18,147,555

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2014	2013
Shares sold:
Class A shares	294,780	418,565
Class C shares	47,075	94,550
Class Y shares	120,970	81,664
Reinvestment of distributions:
Class A shares	41,445	11,148
Class C shares	5,885	480
Class Y shares	4,497	659
Shares redeemed:
Class A shares	(45,493)	(39,832)
Class C shares	(9,258)	(5,470)
Class Y shares	(117,647)	(9,115)
Total capital share activity	342,254	552,649

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Equity Income Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

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Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of

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the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2014, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2014:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$25,544,202	—	—	$25,544,202
Other debt obligations	—	$866,914	—	866,914
TOTAL	$25,544,202	$866,914	—	$26,411,116

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50% (.65% prior to January 1, 2014) of the Fund’s average daily net assets. Under the terms of the agreement, $10,824 was payable at period end. In addition, $2,984 was payable at period end for operating expenses paid by the Advisor during March 2014.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense cap is 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At period end, $5,945 was receivable from the Advisor.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Classes A, C, and Y. Under the terms of the agreement, $4,330 was payable at period end.

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Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $6,996 was payable at period end.

CID received $20,192 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2014.

Calvert Investment Services, Inc. (“CIS”) is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $3,225 for the six months ended March 31, 2014. Under the terms of the agreement, $612 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $11,885,722 and $6,322,745, respectively.

As of March 31, 2014, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$2,593,717
Unrealized (depreciation)	(34,707)
Net unrealized appreciation/(depreciation)	$2,559,010

Federal income tax cost of investments	$23,852,106

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2014.

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NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014 (z)	2013 (z)	2012 #(z)
Net asset value, beginning	$19.38	$16.87	$15.00
Income from investment operations:
Net investment income	.20	.30	.30
Net realized and unrealized gain (loss)	2.19	2.64	1.83
Total from investment operations	2.39	2.94	2.13
Distributions from:
Net investment income	(.19)	(.28)	(.26)
Net realized gain	(.87)	(.15)	—
Total distributions	(1.06)	(.43)	(.26)
Total increase (decrease) in net asset value	1.33	2.51	1.87
Net asset value, ending	$20.71	$19.38	$16.87

Total return*	12.60%	17.74%	14.29%
Ratios to average net assets: A
Net investment income	2.02% (a)	1.64%	1.93% (a)
Total expenses	1.58% (a)	2.15%	3.34% (a)
Expenses before offsets	1.23% (a)	1.23%	1.23% (a)
Net expenses	1.23% (a)	1.23%	1.23% (a)
Portfolio turnover	29%	60%	30%
Net assets, ending (in thousands)	$21,451	$14,437	$5,988

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014 (z)	2013 (z)	2012 #(z)
Net asset value, beginning	$19.39	$16.91	$15.00
Income from investment operations:
Net investment income	.09	.09	.12
Net realized and unrealized gain (loss)	2.19	2.65	1.86
Total from investment operations	2.28	2.74	1.98
Distributions from:
Net investment income	(.08)	(.11)	(.07)
Net realized gain	(.87)	(.15)	—
Total distributions	(.95)	(.26)	(.07)
Total increase (decrease) in net asset value	1.33	2.48	1.91
Net asset value, ending	$20.72	$19.39	$16.91

Total return*	12.05%	16.44%	13.21%
Ratios to average net assets: A
Net investment income	.90% (a)	.50%	.75% (a)
Total expenses	2.75% (a)	3.88%	14.33% (a)
Expenses before offsets	2.35% (a)	2.35%	2.35% (a)
Net expenses	2.35% (a)	2.35%	2.35% (a)
Portfolio turnover	29%	60%	30%
Net assets, ending (in thousands)	$3,214	$2,162	$370

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014 (z)	2013 (z)	2012 #(z)
Net asset value, beginning	$19.54	$16.98	$15.00
Income from investment operations:
Net investment income	.23	.35	.32
Net realized and unrealized gain (loss)	2.19	2.67	1.80
Total from investment operations	2.42	3.02	2.12
Distributions from:
Net investment income	(.22)	(.31)	(.14)
Net realized gain	(.87)	(.15)	—
Total distributions	(1.09)	(.46)	(.14)
Total increase (decrease) in net asset value	1.33	2.56	1.98
Net asset value, ending	$20.87	$19.54	$16.98

Total return*	12.70%	18.09%	14.15%
Ratios to average net assets: A
Net investment income	2.25% (a)	1.96%	2.18% (a)
Total expenses	2.12% (a)	3.59%	59.31% (a)
Expenses before offsets	.98% (a)	.98%	.98% (a)
Net expenses	.98% (a)	.98%	.98% (a)
Portfolio turnover	29%	60%	30%
Net assets, ending (in thousands)	$1,818	$1,549	$103

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2011 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and post-

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age expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

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Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert SAGE Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor

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under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparative data indicated that the Fund performed above the median of its peer group for the one-year period ended June 30, 2013. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2013. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also noted that the Advisor had agreed to reduce the advisory fee it charged to the Fund. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had reimbursed a portion of the Fund’s

30 www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had agreed to reduce the advisory fee it charged to the Fund. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)           This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)           The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)           There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable

(a)(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)       Not applicable.

(b)           A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:          /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: May 29, 2014

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: May 29, 2014

                /s/  Ronald M. Wolfsheimer

                Ronald M. Wolfsheimer

                Treasurer -- Principal Financial Officer

Date: May 29, 2014